UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02215

T. Rowe Price Small-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
December 31, 2022
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
PRSVX Small-Cap Value Fund –
.
PASVX Small-Cap Value Fund–
.
Advisor  Class
PRVIX Small-Cap Value Fund–
.
I  Class
TRZVX Small-Cap Value Fund–
.
Z Class

T. ROWE PRICE Small-Cap Value Fund
HIGHLIGHTS
The Small-Cap Value Fund underperformed the Russell 2000 Value Index for 2022, a year marked by Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and supply bottlenecks, tightening financial conditions, and slowing economic and corporate earnings growth.
Stock selection in the financials and consumer discretionary sectors hindered relative performance, while our holdings in health care added value.
Market volatility presented us with opportunities to add companies that were caught up in bouts of indiscriminate selling and to increase existing holdings whose shares became mispriced.
The outlook for the equity market remains challenged. Regardless of the macroeconomic environment, we remain confident in our bottom-up stock selection process and continue to approach our opportunity set with a focus on long-term investment horizons.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE Small-Cap Value Fund
Market Commentary

Dear Shareholder
Nearly all major global stock and bond indexes fell sharply in 2022, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and corporate earnings growth.
Double-digit losses were common in equity markets around the world, and bond investors also faced a historically tough environment amid a sharp rise in interest rates. Value shares declined but outperformed growth stocks by a considerable margin as equity investors turned risk averse and as rising rates put downward pressure on growth stock valuations. Emerging markets stocks generally underperformed shares in developed markets. Meanwhile, the U.S.
dollar strengthened versus most currencies during the period, which weighed on returns for U.S. investors in international securities.
Within the S&P 500 Index, energy was a rare bright spot, gaining more than
60% as oil prices jumped in response to Russia’s invasion of Ukraine and concerns over commodity supply shortages. Defensive shares, such as utilities, consumer staples, and health care, held up relatively well and finished the year with roughly flat returns. Conversely, communication services, consumer discretionary, and information technology shares suffered the largest declines.
Elevated inflation remained a leading concern for investors throughout the period, although there were signs that price increases were moderating by year-
end. November’s consumer price index data showed headline inflation rising
7.1% on a 12-month basis, the lowest level since December 2021 but still well above the Federal Reserve’s 2% long-term target.
In response to the high inflation readings, global central banks tightened monetary policy, and investors focused on communications from central bank officials on how high rates would have to go. The Fed, which at the end of
2021 had forecast that it would only need to raise interest rates 0.75 percentage point in all of 2022, raised its short-term lending benchmark from near zero in March to a target range of 4.25% to 4.50% by December and indicated that additional hikes are likely.
Bond yields increased considerably across the U.S. Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year
U.S. Treasury note climbing from 1.52% at the start of the period to 3.88% at the end of the year. Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity Treasuries experienced the largest yield increases. The

T. ROWE PRICE Small-Cap Value Fund

sharp increase in yields led to historically weak results across the fixed income market, with the Bloomberg U.S. Aggregate Bond Index delivering its worst year on record. (Bond prices and yields move in opposite directions.)
As the period came to an end, the economic backdrop appeared mixed.
Although manufacturing gauges have drifted toward contraction levels, the U.S.
jobs market remained resilient, and corporate and household balance sheets appeared strong. Meanwhile, the housing market has weakened amid rising mortgage rates.
The past year has been a trying time for investors as few sectors remained untouched by the broad headwinds that markets faced, and volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, there continue to be opportunities for selective investors focused on fundamentals. Valuations in most global equity markets have improved markedly, although U.S. equities still appear relatively expensive by historical standards, while bond yields have reached some of the most attractive levels since the 2008 global financial crisis.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE Small-Cap Value Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Small-Cap Value Fund returned -18.55% for 2022, underperforming the
Russell 2000 Value Index benchmark. The fund also trailed the return of its peer group index, the Lipper Small-Cap Core Funds Index. (Returns for the
Advisor, I, and Z Class shares varied slightly, reflecting different fee structures.
Past performance cannot guarantee future results .)
What factors influenced the
fund’s performance?
The challenges discussed
in our semiannual letter
persisted in the latter half
of the year. Indeed, 2022
was the worst year for
equities since the 2008 global
financial crisis and the third-
worst calendar year for the
Russell 2000 Value Index
since its inception. The
year was marked by Russia’s
invasion of Ukraine, elevated
inflation exacerbated by
rising commodity prices and
global supply bottlenecks,
tightening financial
conditions, and slowing economic and corporate earnings growth. Growth stocks were especially pressured in a rising interest rate environment, and our modest tilt toward core/growth hindered relative performance.
Stock selection in financials detracted significantly from relative results.
The year was especially challenging for growth-focused banks as investors worried that growth in deposits could erode asset quality. Shares of branchless bank Live Oak Bancshares sold off along with other growth-oriented names.
Results reflected net interest margins squeezed by rising interest rates and elevated expenses due to technology investments. We like Live Oak's business
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/22 6 Months 12 Months
Small-Cap Value Fund –
.
1.47% -18.55%
Small-Cap Value Fund–
.
Advisor  Class 1.33 -18.81
Small-Cap Value Fund–
.
I  Class 1.52 -18.43
Small-Cap Value Fund–
.
Z  Class 1.87 -17.90
Russell 2000 Value Index 3.42 -14.48
Russell 2000 Index 3.91 -20.44
Lipper Small-Cap Value
Funds Index 6.92 -7.86
Lipper Small-Cap Core
Funds Index 4.94 -15.22

T. ROWE PRICE Small-Cap Value Fund

model and believe it has the ability to generate more sustainable growth than traditional banks. Western Alliance Bancorp, a large community bank operating in California, Nevada, and Arizona, also detracted as rising rates weighed on its mortgage business. We believe the bank’s long-term prospects are good given its management team and presence in markets with attractive demographics. SVB Financial Group, a unique, high-growth bank focused on the innovation/tech economy, was also caught up in the larger sell-off as a downturn in venture capital activity hurt its deposit base. We maintain a favorable long-term view of the company, which occupies a leading position in a growing market segment. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Our stock choices in consumer discretionary, an area especially challenged by inflation, also hindered relative performance. Horizon Global, the largest global manufacturer of towing and trailering equipment, struggled in recent years following poor execution under prior management that led to a stressed balance sheet. Lower sales volumes, due in part to higher inventory levels held by its customers, and reduced spending exacerbated the company’s problems.
In August, the company revealed that it would pursue strategic alternatives and, in January, announced that it agreed to be acquired. A challenging consumer backdrop also weighed on shares of omnichannel vision care provider Warby
Parker. We believe Warby Parker is a best‐in‐class company with leading technology, exceptional customer service, and vast opportunity for growth as brand awareness increases.
On the positive side, health care added value due to stock selection and an underweight allocation. Ensign Group, which provides a range of skilled nursing and assisted living services, was a noteworthy contributor as occupancy in its facilities recovered close to pre-pandemic levels. We believe that Ensign’s acquisition of several companies during the year bodes well for future growth.
Karuna Therapeutics, a clinical stage biopharmaceutical company, also helped performance as its shares surged on promising late-stage trial results for its antipsychotic treatment for adults with schizophrenia. An additional indication for Alzheimer’s disease psychosis offers additional upside potential, in our view.
How is the fund positioned?
Bottom-up stock selection continued to drive our portfolio positioning. Market volatility presented us with opportunities to add companies that were caught up in bouts of indiscriminate selling and to increase existing holdings whose shares became mispriced. In the latter half of the year, we found compelling ideas across many sectors. Similarly, our sales were dispersed among different sectors and resulted from various factors, including share price appreciation, valuation considerations, and changes to our investment thesis.

T. ROWE PRICE Small-Cap Value Fund

Two new positions in the portfolio were electronic equipment, instruments, and components name Vontier and machinery company ESAB. We
opportunistically initiated both names on share price weakness. Secular headwinds weighed on Vontier, a portfolio of transportation-linked industrial assets spun out of Fortive in 2020. We believe that the gas station business has more staying power than the market thinks and expect weakness in the U.S.
fuel dispenser market to trough in 2023. We purchased ESAB, the second-
largest welding company in the world, when its shares retreated following the company’s exit from Russia. We like ESAB’s management and believe it can outgrow its competitors via prudent capital allocation to improve business quality.
We added to our holdings
in health care names
QuidelOrtho and Insmed.
QuidelOrtho, a leading
invitro diagnostics company,
was formed by the recently
completed merger of
Quidel and Ortho Clinical
Diagnostics. Concerns
regarding integration
challenges and the duration
of demand for COVID-19
diagnostic names weighed on
the company’s shares, which
we purchased on weakness.
We have a favorable view of
the acquisition and related
synergies, along with the
company's strong pipeline
that has been enhanced by
its COVID-19 diagnostic
tests. Insmed is a rare
disease company with an
expanding global franchise in lung disease. The company's Arikayce treatment has multiple avenues for growth across both geography and label indications.
Additionally, Insmed's clinical-stage pipeline contains a second potential blockbuster with promising early data.
SECTOR DIVERSIFICATION
Percent of Net Assets
6/30/22 12/31/22
Financials 26.2% 27.6%
Industrials and Business
Services 14.1  14.3
Health Care 11.1  11.7
Real Estate 9.5  9.0
Consumer Discretionary 8.7  8.5
Energy 5.8  7.5
Information Technology 6.8  5.5
Utilities 5.6  5.2
Materials 4.6  4.6
Consumer Staples 3.7  3.3
Communication Services 2.1  0.6
Other and Reserves 1.8  2.2
Total 100.0% 100.0%
Historical weightings reflect current industry/sector
classifications.

T. ROWE PRICE Small-Cap Value Fund

In the consumer discretionary sector, we added to our position in Strategic
Education. Shares of the for-profit education company slumped following the coronavirus pandemic, but we believe that strengthening U.S. demand and an expected growth recovery in Australia/New Zealand as the visa processing backlog eases should support share gains.
On the sales side, we eliminated our holdings in Regal Rexnord and Cable
One after our conviction fell in both companies. Competitive pressures, rising interest rates, and the possibility of increased regulation weighed on the long-
term outlook for Cable One. As for Regal Rexnord, its recently announced acquisition of Altra Motion gave us pause. Concerns regarding increased leverage, questionable timing, and the company's aggressive synergy targets following the deal influenced our decision.
We trimmed our position in longtime holding Harmonic following strong share performance. Likewise, we pared our position in Option Care Health on strength. We believe that Option Care Health should benefit from ongoing merger synergies, the shift of health care to the home, and the potential for additional mergers and acquisitions within a fragmented industry.
What is portfolio management’s outlook?
The outlook for the equity market remains challenged. We're beginning to see cracks in corporate earnings growth and balance sheets due to the lagging effects of interest rate hikes and worsening economic conditions. We could see another downturn in the market as those effects come to light and companies disappoint, but a shift in Fed policy in the form of a tightening pause or interest rate cuts could lead to a market rally. Regardless of the challenges ahead, we remain confident in our bottom-up stock selection process and continue to approach our opportunity set with a focus on long-term investment horizons and best-in-class businesses that are trading at attractive valuations.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE Small-Cap Value Fund

RISKS OF INVESTING IN THE FUND
The fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time, or a stock judged to be undervalued may actually be appropriately priced at a low level. Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the fund invests primarily in securities issued by small-cap companies and, to a lesser extent, micro-cap companies, the fund is likely to be more volatile than a fund that focuses on securities issued by larger companies. Small- and micro-cap companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions, and their securities may be difficult to trade. Micro-cap stocks may be even more thinly traded, making it difficult for the fund to buy, sell, and value their shares.
BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following:
Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: London Stock Exchange Group plc and its group undertakings
(collectively, the “LSE Group”). © LSE Group 2023. FTSE Russell is a trading name of certain of the LSE Group companies.  “Russell
®
” is/are a trademark(s)
of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither
LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. The LSE Group is not responsible for the formatting or configuration of this material or for any inaccuracy in T. Rowe Price’s presentation thereof.

T. ROWE PRICE Small-Cap Value Fund

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
12/31/22
Western Alliance Bancorp 1.2%
IDACORP 1.2
Matador Resources 1.1
Venture Global LNG 1.1
Terreno Realty 1.1
Select Medical Holdings 1.0
Magnolia Oil & Gas 1.0
Pinnacle Financial Partners 0.9
Strategic Education 0.9
UFP Industries 0.9
SouthState 0.9
MGE Energy 0.9
Belden 0.8
Littelfuse 0.8
WSFS Financial 0.8
Meritage Homes 0.8
National Bank Holdings 0.8
Home BancShares 0.8
Landstar System 0.8
BankUnited 0.8
TechnipFMC 0.8
PennyMac Financial Services 0.8
BRP Group 0.7
Live Oak Bancshares 0.7
Houlihan Lokey 0.7
Total 22.3%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE Small-Cap Value Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
SMALL-CAP VALUE FUND
Note: Performance for the Advisor, I, and Z Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.

T. ROWE PRICE Small-Cap Value Fund

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/22 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Small-Cap Value Fund –
.
-18.55% 5.08% 9.03% – –
Small-Cap Value Fund–
.
Advisor  Class -18.81 4.80 8.71 – –
Small-Cap Value Fund–
.
I  Class -18.43 5.20 – 9.10% 8/28/15
Small-Cap Value Fund–
.
Z  Class -17.90 – – 24.29 3/16/20
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
0.02
Advisor, I , and
0
Z Class shares, 1-800-638-8790.
This table shows how the fund would have performed each year if its actual (or cumulative)
returns had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE Small-Cap Value Fund

EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has four share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Small-Cap Value Fund 0.78%
Small-Cap Value Fund–Advisor Class 1.11
Small-Cap Value Fund–I Class 0.68
Small-Cap Value Fund–Z Class 0.67
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE Small-Cap Value Fund

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
SMALL-CAP VALUE FUND
Beginning
Account Value
7/1/22
Ending
Account Value
12/31/22
Expenses Paid
During Period*
7/1/22 to 12/31/22
Investor Class
Actual $1,000.00 $1,014.70 $4.01
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.22   4.02
Advisor Class
Actual   1,000.00   1,013.30   5.48
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,019.76   5.50
I Class
Actual   1,000.00   1,015.20   3.40
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.83   3.41
Z Class
Actual   1,000.00   1,018.70   0.00
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,025.21   0.00
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.79%,
the
2
Advisor Class was 1.08%, the
3
I Class was 0.67%, and the
4
Z Class was 0.00%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Small-Cap Value Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 61.79 $ 52.79 $ 47.91 $ 39.85 $ 49.06
Investment activities
Net investment income
(1)(2)
0.20 0.18 0.23 0.21 0.22
Net realized and unrealized gain/
loss (11.56) 13.13 5.72 10.05 (5.66)
Total from investment activities (11.36) 13.31 5.95 10.26 (5.44)
Distributions
Net investment income (0.18) (0.21) (0.19) (0.29) (0.17)
Net realized gain (2.35) (4.10) (0.88) (1.91) (3.60)
Total distributions (2.53) (4.31) (1.07) (2.20) (3.77)
NET ASSET VALUE
End of period $ 47.90 $ 61.79 $ 52.79 $ 47.91 $ 39.85
Ratios/Supplemental Data
Total return
(2)(3)
(18.55)% 25.54% 12.50% 25.84% (11.49)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.79% 0.75% 0.76% 0.77% 0.78%
Net expenses after waivers/
payments by Price Associates 0.79% 0.75% 0.76% 0.77% 0.78%
Net investment income 0.37% 0.29% 0.53% 0.45% 0.45%
Portfolio turnover rate 20.7% 25.1% 28.0% 22.3% 19.3%
Net assets, end of period (in
millions) $4,565 $7,722 $6,301 $8,019 $6,710
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Small-Cap Value Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Advisor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 61.60 $ 52.64 $ 47.80 $ 39.75 $ 48.81
Investment activities
Net investment income (loss)
(1)(2)
0.02 (0.02) 0.11 0.07 0.09
Net realized and unrealized gain/
loss (11.51) 13.08 5.66 10.02 (5.55)
Total from investment activities (11.49) 13.06 5.77 10.09 (5.46)
Distributions
Net investment income — — (0.05) (0.13) —
Net realized gain (2.35) (4.10) (0.88) (1.91) (3.60)
Total distributions (2.35) (4.10) (0.93) (2.04) (3.60)
NET ASSET VALUE
End of period $ 47.76 $ 61.60 $ 52.64 $ 47.80 $ 39.75
Ratios/Supplemental Data
Total return
(2)(3)
(18.81)% 25.12% 12.14% 25.47% (11.57)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 1.14% 1.08% 1.06% 1.08% 1.03%
Net expenses after waivers/
payments by Price Associates 1.14% 1.08% 1.06% 1.08% 1.03%
Net investment income (loss) 0.03% (0.04)% 0.25% 0.15% 0.18%
Portfolio turnover rate 20.7% 25.1% 28.0% 22.3% 19.3%
Net assets, end of period (in
millions) $77 $105 $97 $105 $108
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Small-Cap Value Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 61.72 $ 52.76 $ 47.89 $ 39.84 $ 49.06
Investment activities
Net investment income
(1)(2)
0.28 0.25 0.27 0.26 0.28
Net realized and unrealized gain/
loss (11.55) 13.12 5.72 10.05 (5.67)
Total from investment activities (11.27) 13.37 5.99 10.31 (5.39)
Distributions
Net investment income (0.30) (0.31) (0.24) (0.35) (0.23)
Net realized gain (2.35) (4.10) (0.88) (1.91) (3.60)
Total distributions (2.65) (4.41) (1.12) (2.26) (3.83)
NET ASSET VALUE
End of period $ 47.80 $ 61.72 $ 52.76 $ 47.89 $ 39.84
Ratios/Supplemental Data
Total return
(2)(3)
(18.43)% 25.67% 12.59% 25.97% (11.40)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.67% 0.65% 0.66% 0.66% 0.66%
Net expenses after waivers/
payments by Price Associates 0.67% 0.65% 0.66% 0.66% 0.66%
Net investment income 0.52% 0.40% 0.63% 0.56% 0.56%
Portfolio turnover rate 20.7% 25.1% 28.0% 22.3% 19.3%
Net assets, end of period (in
millions) $2,900 $2,388 $1,507 $2,305 $1,674
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Small-Cap Value Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Z Class
(1)
.. Year ..
.. Ended .
3/16/20
(1)
Through
12/31/20 12/31/22 12/31/21
NET ASSET VALUE
Beginning of period $ 61.88 $ 52.83 $ 30.66
Investment activities
Net investment income
(2)(3)
0.63 0.64 0.43
Net realized and unrealized gain/loss (11.59) 13.16 23.08
Total from investment activities (10.96) 13.80 23.51
Distributions
Net investment income (0.62) (0.65) (0.46)
Net realized gain (2.35) (4.10) (0.88)
Total distributions (2.97) (4.75) (1.34)
NET ASSET VALUE
End of period $ 47.95 $ 61.88 $ 52.83
Ratios/Supplemental Data
Total return
(3)(4)
(17.90)% 26.48% 76.84%
Ratios to average net assets:
(3)
Gross expenses before waivers/payments by Price
Associates 0.65% 0.64% 0.64%
(5)
Net expenses after waivers/payments by Price Associates 0.00% 0.00% 0.00%
(5)
Net investment income 1.17% 1.04% 1.26%
(5)
Portfolio turnover rate 20.7% 25.1% 28.0%
Net assets, end of period (in millions) $2,754 $4,046 $3,420
0% 0% 0%
(1)
Inception date
(2)
Per share amounts calculated using average shares outstanding method.
(3)
See Note 6 for details of expense-related arrangements with Price Associates.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(5)
Annualized

T. ROWE PRICE Small-Cap Value Fund
December 31, 2022

Portfolio of Investments
‡
Shares $ Value
(Cost and value in $000s)
‡
COMMON STOCKS 93.7%
COMMUNICATION SERVICES 0.6%
Media 0.6%
Advantage Solutions  (1) 5,100,723 10,610
Advantage Solutions, Warrants, 12/31/26, 11.50%  (1) 400,000 55
Boston Omaha, Class A  (1)(2) 1,772,458 46,970
Saga Communications, Class A  265,854 6,274
Total Communication Services 63,909
CONSUMER DISCRETIONARY 7.8%
Auto Components 1.2%
Dorman Products  (1) 617,833 49,964
Horizon Global  (1)(2) 3,228,190 1,255
LCI Industries  313,041 28,941
Strattec Security  (1)(2) 348,606 7,164
Visteon  (1) 283,546 37,096
124,420
Distributors 0.1%
Pool Corp  29,263 8,847
8,847
Diversified Consumer Services 1.3%
American Public Education  (1)(2) 1,086,170 13,349
Clear Secure, Class A  (3) 837,543 22,974
Strategic Education  (2) 1,213,512 95,042
131,365
Hotels, Restaurants & Leisure 1.4%
BJ's Restaurants  (1) 846,237 22,324
Marriott Vacations Worldwide  358,856 48,298
Papa John's International  834,881 68,719
Torchys Holdings, Class A, Acquisition Date: 11/13/20,
Cost $12,311  (1)(4)(5)(6) 1,439,856 5,774
145,115
Household Durables 1.1%
Cavco Industries  (1) 111,598 25,249
Meritage Homes  (1) 893,090 82,343
107,592
Internet & Direct Marketing Retail 0.5%
Deliveroo (GBP)  (1) 14,191,651 14,685
Farfetch, Class A  (1)(3) 3,092,500 14,628
Framebridge, EC, Acquisition Date: 5/19/20, Cost $908  (1)(4)(6) 907,892 409
Rent the Runway, Class A  (1)(3) 959,065 2,925
ThredUp, Class A  (1)(3) 1,623,639 2,127

T. ROWE PRICE Small-Cap Value Fund

Shares $ Value
(Cost and value in $000s)
‡
Xometry, Class A  (1) 656,111 21,146
55,920
Leisure Products 0.1%
Peloton Interactive, Class A  (1) 1,169,200 9,284
Rad Power Bikes, Class A, Acquisition Date: 1/22/21,
Cost $5,494  (1)(4)(6) 1,138,910 4,863
14,147
Specialty Retail 1.5%
Children's Place  (1) 353,300 12,867
Floor & Decor Holdings, Class A  (1) 92,100 6,413
Hibbett  268,012 18,284
LL Flooring Holdings  (1)(2) 2,307,644 12,969
Monro  838,566 37,903
Petco Health & Wellness  (1)(3) 2,741,237 25,987
RH  (1) 1,000 267
Warby Parker, Class A  (1) 1,454,438 19,620
Winmark  98,668 23,269
157,579
Textiles, Apparel & Luxury Goods 0.6%
Bombas, Acquisition Date: 2/12/21, Cost $14,601  (1)(4)(6) 3,303,766 11,596
On Holding, Class A  (1) 207,209 3,556
Steven Madden  1,452,540 46,423
61,575
Total Consumer Discretionary 806,560
CONSUMER STAPLES 2.7%
Beverages 0.6%
Boston Beer, Class A  (1) 14,366 4,734
Coca-Cola Consolidated  116,474 59,677
64,411
Food & Staples Retailing 0.0%
Grocery Outlet Holding  (1) 35,976 1,050
1,050
Food Products 1.6%
Nomad Foods  (1) 3,342,200 57,620
Post Holdings  (1) 520,730 47,001
Post Holdings Partnering  (1) 896,904 9,020
Simply Good Foods  (1) 1,081,381 41,125
Utz Brands  (3) 830,727 13,175
167,941
Household Products 0.4%
Reynolds Consumer Products  1,320,600 39,592

T. ROWE PRICE Small-Cap Value Fund

Shares $ Value
(Cost and value in $000s)
‡
39,592
Personal Products 0.1%
BellRing Brands  (1) 521,359 13,368
13,368
Total Consumer Staples 286,362
ENERGY 7.5%
Energy Equipment & Services 3.5%
Cactus, Class A  1,136,729 57,132
ChampionX  2,166,462 62,806
Enerflex (CAD)  6,552,229 41,326
Energy Reservoir Holdings, Class A-1, Acquisition Date: 4/30/19,
Cost $20,875  (1)(2)(4)(5)(6) 20,874,541 9,394
Expro Group Holdings  (1) 2,108,609 38,229
Liberty Energy, Class A  2,489,299 39,854
Ranger Energy Services  (1)(2) 2,709,855 29,835
TechnipFMC  (1) 6,460,393 78,752
357,328
Oil, Gas & Consumable Fuels 4.0%
Advantage Energy (CAD)  (1) 5,110,947 35,746
International Seaways  476,472 17,639
Kimbell Royalty Partners  918,658 15,342
Magnolia Oil & Gas, Class A  4,390,177 102,950
Matador Resources  1,999,851 114,472
REX American Resources  (1) 345,871 11,019
Venture Global LNG, Series B, Acquisition Date: 3/8/18,
Cost $1,314  (1)(4)(6) 435 6,436
Venture Global LNG, Series C, Acquisition Date: 5/25/17 - 3/8/18,
Cost $26,302  (1)(4)(6) 7,197 106,481
410,085
Total Energy 767,413
FINANCIALS 27.0%
Banks 16.6%
BankUnited  2,329,458 79,132
Burke & Herbert Financial Services  355,140 25,108
Cadence Bank  397,400 9,800
Coastal Financial  (1) 535,716 25,457
Columbia Banking System  2,435,562 73,383
CRB Group, Acquisition Date: 4/14/22, Cost $3,215  (1)(4)(6) 30,579 2,366
CrossFirst Bankshares  (1) 1,129,827 14,021
Dogwood State Bank, Non-Voting Shares, Acquisition Date:
5/6/19, Cost $2,923  (1)(4)(6) 292,336 5,262
Dogwood State Bank, Voting Shares, Acquisition Date: 5/6/19,
Cost $1,436  (1)(4)(6) 143,582 2,584

T. ROWE PRICE Small-Cap Value Fund

Shares $ Value
(Cost and value in $000s)
‡
Dogwood State Bank, Warrants, 5/6/24, Acquisition Date: 5/6/19,
Cost $—  (1)(4)(6) 43,592 352
East West Bancorp  770,775 50,794
Eastern Bankshares  2,425,008 41,831
Farmers & Merchants Bank of Long Beach  2,471 18,446
FB Financial  1,528,823 55,252
First Bancshares  660,981 21,158
Glacier Bancorp  898,424 44,400
Grasshopper Bancorp, Acquisition Date: 10/12/18 - 5/2/19,
Cost $5,034  (1)(4)(6) 503,404 2,014
Grasshopper Bancorp, Warrants, 10/12/28, Acquisition Date:
10/12/18, Cost $—  (1)(4)(6) 100,220 72
HarborOne Bancorp  3,051,573 42,417
Home BancShares  3,506,251 79,907
Independent Bank  836,995 70,667
Independent Bank Group  951,712 57,179
John Marshall Bancorp  (2)(3) 1,001,388 28,820
Live Oak Bancshares  (2) 2,486,936 75,105
Metropolitan Bank Holding  (1) 411,023 24,115
National Bank Holdings, Class A  (2) 1,904,365 80,117
Origin Bancorp  805,349 29,556
Pacific Premier Bancorp  1,191,273 37,597
Pinnacle Financial Partners  1,329,234 97,566
Popular  924,136 61,289
Preferred Bank  (2) 721,509 53,839
Sandy Spring Bancorp  878,837 30,961
Southern First Bancshares  (1)(2) 455,622 20,845
SouthState  1,155,737 88,252
SVB Financial Group  (1) 152,549 35,108
Texas Capital Bancshares  (1) 1,176,838 70,975
Towne Bank  2,312,452 71,316
Veritex Holdings  706,290 19,833
Webster Financial  696,987 32,995
Western Alliance Bancorp  2,159,047 128,593
1,708,484
Capital Markets 2.4%
AssetMark Financial Holdings  (1) 1,624,584 37,365
Bluescape Opportunities Acquisition, Warrants, 12/18/20,
11.50%  (1) 461,257 74
Hercules Capital  (3) 785,570 10,385
Houlihan Lokey  848,323 73,940
Main Street Capital  (3) 398,932 14,741
OTC Markets Group, Class A  (3) 412,354 23,463
StepStone Group, Class A  1,411,916 35,552

T. ROWE PRICE Small-Cap Value Fund

Shares $ Value
(Cost and value in $000s)
‡
Virtus Investment Partners  268,952 51,488
247,008
Consumer Finance 0.9%
Green Dot, Class A  (1) 1,835,198 29,033
NerdWallet, Class A  (1) 1,226,478 11,774
PRA Group  (1) 740,366 25,010
PROG Holdings  (1) 1,339,384 22,622
88,439
Diversified Financial Services 0.1%
Conyers Park III Acquisition  (1) 1,330,947 13,216
Stash Financial, Acquisition Date: 1/6/21 - 1/26/21,
Cost $1,244  (1)(4)(6) 38,630 1,353
14,569
Insurance 2.4%
BRP Group, Class A  (1) 3,010,493 75,684
Coalition, Acquisition Date: 9/13/21, Cost $357  (1)(4)(6) 21,587 465
Hagerty Group Warrant, Acquisition Date: 8/18/21, Cost $377  (1)
(6) 257,272 576
James River Group Holdings  (2) 2,283,810 47,754
Palomar Holdings  (1) 759,986 34,321
ProAssurance  967,327 16,899
Ryan Specialty Holdings, Class A  (1) 1,132,228 46,999
Selective Insurance Group  232,926 20,640
243,338
Mortgage Real Estate Investment Trusts 1.0%
Hannon Armstrong Sustainable Infrastructure Capital, REIT  (3) 2,450,119 71,004
PennyMac Mortgage Investment Trust, REIT  (3) 2,915,872 36,128
107,132
Thrifts & Mortgage Finance 3.6%
Blue Foundry Bancorp  (1) 899,052 11,553
Columbia Financial  (1) 775,710 16,771
FS Bancorp  (2) 572,258 19,136
Kearny Financial  2,524,255 25,621
PennyMac Financial Services  1,370,494 77,652
Ponce Financial Group  (1)(3) 1,774,877 16,542
Provident Bancorp  1,182,207 8,606
Radian Group  3,639,776 69,411
Walker & Dunlop  593,360 46,567
WSFS Financial  1,826,028 82,792
374,651
Total Financials 2,783,621

T. ROWE PRICE Small-Cap Value Fund

Shares $ Value
(Cost and value in $000s)
‡
HEALTH CARE 10.9%
Biotechnology 4.6%
Apellis Pharmaceuticals  (1) 844,169 43,652
Ascendis Pharma, ADR  (1) 257,300 31,424
Avidity Biosciences  (1) 250,380 5,556
Blueprint Medicines  (1) 507,332 22,226
Cerevel Therapeutics Holdings  (1) 523,165 16,501
CRISPR Therapeutics  (1)(3) 317,900 12,923
Denali Therapeutics  (1) 440,738 12,257
Fate Therapeutics  (1) 214,900 2,168
Generation Bio  (1) 983,208 3,864
HilleVax  (1) 349,362 5,845
Icosavax  (1) 1,610,198 12,785
Immuneering, Class A  (1) 318,851 1,546
Insmed  (1) 1,971,229 39,385
Ionis Pharmaceuticals  (1) 818,100 30,900
Karuna Therapeutics  (1) 180,130 35,396
Kura Oncology  (1) 797,818 9,901
Kymera Therapeutics  (1) 938,453 23,424
MacroGenics  (1) 1,809,000 12,138
Monte Rosa Therapeutics  (1) 737,349 5,611
MorphoSys, ADR  (1) 1,557,600 5,576
Nkarta  (1) 1,648,141 9,872
Progenic Pharmaceuticals, CVR  (1)(3)(4) 1,146,000 1,319
Prometheus Biosciences  (1) 144,342 15,878
Prothena  (1) 105,013 6,327
Relay Therapeutics  (1) 680,813 10,171
Repare Therapeutics  (1)(3) 724,239 10,654
Replimune Group  (1) 499,229 13,579
Syndax Pharmaceuticals  (1) 597,400 15,204
Tenaya Therapeutics  (1)(3) 885,180 1,779
Verve Therapeutics  (1)(3) 514,929 9,964
Xencor  (1) 1,168,758 30,434
Zentalis Pharmaceuticals  (1) 699,485 14,088
472,347
Health Care Equipment & Supplies 2.1%
Atrion  71,523 40,014
Embecta  1,488,729 37,650
Figs, Class A  (1)(3) 3,188,017 21,455
Lantheus Holdings  (1) 696,819 35,510
Pax Labs, Class A, Acquisition Date: 4/18/19, Cost $9,910  (1)(4)
(6) 2,631,808 1,737
QuidelOrtho (1) 701,068 60,060

T. ROWE PRICE Small-Cap Value Fund

Shares $ Value
(Cost and value in $000s)
‡
Utah Medical Products  (2)(3) 241,218 24,250
220,676
Health Care Providers & Services 3.2%
Agiliti (1) 2,266,763 36,971
Alignment Healthcare  (1) 2,966,910 34,891
Capsule, Acquisition Date: 4/7/21  (1)(4) 423,036 1,240
Ensign Group  720,072 68,126
Innovage Holding  (1) 3,659,899 26,278
Option Care Health  (1) 1,206,643 36,308
Pennant Group  (1) 1,510,262 16,582
Select Medical Holdings  4,191,934 104,086
324,482
Health Care Technology 0.8%
Certara (1) 798,280 12,828
Multiplan  (1)(3) 14,353,709 16,507
Phreesia  (1) 1,686,224 54,566
83,901
Life Sciences Tools & Services 0.1%
Pacific Biosciences of California  (1)(3) 707,384 5,786
Seer  (1) 905,956 5,255
11,041
Pharmaceuticals 0.1%
Arvinas (1) 379,097 12,969
12,969
Total Health Care 1,125,416
INDUSTRIALS & BUSINESS SERVICES 13.4%
Aerospace & Defense 1.3%
Bombardier, Class B (CAD)  (1) 567,100 21,893
Parsons  (1) 1,056,860 48,880
Triumph Group  (1)(2) 5,553,650 58,424
Triumph Group, Warrants, 12/19/23  (1)(2) 1,666,095 1,116
130,313
Airlines 0.4%
Allegiant Travel  (1) 379,207 25,782
Sun Country Airlines Holdings  (1) 914,562 14,505
40,287
Building Products 1.8%
CSW Industrials  362,348 42,007
Insteel Industries  370,558 10,198
JELD-WEN Holding  (1) 1,347,717 13,005
UFP Industries  1,152,002 91,296

T. ROWE PRICE Small-Cap Value Fund

Shares $ Value
(Cost and value in $000s)
‡
Zurn Elkay Water Solutions  1,449,635 30,660
187,166
Commercial Services & Supplies 1.6%
Aris Water Solution, Class A  (3) 2,297,078 33,101
Brady, Class A  1,242,892 58,540
MSA Safety  259,603 37,432
Stericycle  (1) 302,045 15,069
Tetra Tech  163,141 23,687
167,829
Construction & Engineering 0.7%
Valmont Industries  206,016 68,123
68,123
Electrical Equipment 0.3%
Shoals Technologies Group, Class A  (1) 233,039 5,749
Thermon Group Holdings  (1) 1,387,707 27,865
33,614
Machinery 3.7%
Alamo Group  306,100 43,344
Blue Bird  (1) 1,177,665 12,613
CIRCOR International  (1)(2) 1,654,843 39,650
Enerpac Tool Group  587,461 14,951
Esab  783,371 36,756
ESCO Technologies  609,387 53,345
Helios Technologies  966,797 52,632
Hydrofarm Holdings Group  (1) 538,657 835
RBC Bearings  (1) 236,851 49,585
SPX Technologies  (1) 1,092,700 71,736
375,447
Marine 0.1%
Matson  101,207 6,326
6,326
Professional Services 0.3%
Checkr, Acquisition Date: 6/29/18, Cost $866  (1)(4)(6) 211,422 1,628
FTI Consulting  (1) 201,177 31,947
33,575
Road & Rail 0.8%
Landstar System  487,900 79,479
U.S. Xpress Enterprises, Class A  (1)(2) 1,915,374 3,467
82,946
Trading Companies & Distributors 2.4%
Air Lease  435,574 16,735
Beacon Roofing Supply  (1) 1,340,145 70,746

T. ROWE PRICE Small-Cap Value Fund

Shares $ Value
(Cost and value in $000s)
‡
Herc Holdings  151,010 19,868
McGrath RentCorp  503,001 49,666
Rush Enterprises, Class A  319,242 16,690
Univar Solutions  (1) 2,132,222 67,805
241,510
Total Industrials & Business Services 1,367,136
INFORMATION TECHNOLOGY 4.9%
Communications Equipment 0.1%
Harmonic (1) 769,781 10,084
10,084
Electronic Equipment, Instruments & Components 2.4%
Belden  1,196,766 86,048
Knowles  (1) 1,624,500 26,674
Littelfuse  387,834 85,401
Vontier  2,428,600 46,945
245,068
IT Services 0.5%
Conduent (1) 4,994,038 20,226
Payoneer Global  (1) 2,938,176 16,072
Themis Solutions, Acquisition Date: 4/14/21, Cost $3,039  (1)(4)(6) 135,360 2,412
Toast, Class A  (1) 582,147 10,496
49,206
Semiconductors & Semiconductor Equipment 1.0%
Entegris  309,918 20,327
Lattice Semiconductor  (1) 534,957 34,708
MaxLinear  (1) 688,057 23,360
Onto Innovation  (1) 345,501 23,525
101,920
Software 0.9%
Apiture, Acquisition Date: 7/1/20 - 6/30/22, Cost $8,333  (1)(4)(6) 523,101 8,693
Clearwater Analytics Holdings, Class A  (1)(3) 560,279 10,505
DoubleVerify Holdings  (1) 858,795 18,859
Gusto, Acquisition Date: 8/18/20 - 11/9/20, Cost $7,473  (1)(4)(6) 559,515 10,536
nCino  (1) 454,874 12,027
Paycor HCM  (1)(3) 881,165 21,562
Socure, Acquisition Date: 12/22/21, Cost $2,410  (1)(4)(6) 149,990 1,122
Workiva  (1) 90,536 7,602
90,906
Total Information Technology 497,184
MATERIALS 4.3%
Chemicals 2.0%
AgroFresh Solutions  (1)(2) 5,104,800 15,110

T. ROWE PRICE Small-Cap Value Fund

Shares $ Value
(Cost and value in $000s)
‡
Element Solutions  3,179,400 57,833
Hawkins  637,186 24,596
Orion Engineered Carbons  2,299,291 40,950
Quaker Chemical  (3) 388,500 64,841
203,330
Containers & Packaging 0.4%
Myers Industries  (2) 2,053,989 45,660
45,660
Metals & Mining 1.5%
Carpenter Technology  1,145,340 42,309
Constellium  (1) 4,504,585 53,289
Reliance Steel & Aluminum  313,165 63,397
158,995
Paper & Forest Products 0.4%
Clearwater Paper  (1)(2) 1,026,179 38,800
West Fraser Timber (CAD)  13,010 939
39,739
Total Materials 447,724
REAL ESTATE 9.0%
Equity Real Estate Investment Trusts 6.9%
Apartment Investment & Management, Class A, REIT  2,085,165 14,846
Apple Hospitality, REIT  3,329,506 52,540
CubeSmart, REIT  1,380,500 55,565
EastGroup Properties, REIT  466,800 69,115
Elme Communities, REIT  3,050,700 54,303
Essential Properties Realty Trust, REIT  2,309,823 54,212
Independence Realty Trust, REIT  610,700 10,296
IQHQ, REIT, Acquisition Date: 10/30/19 - 8/21/20,
Cost $13,130  (1)(4)(6) 866,287 24,256
JBG SMITH Properties, REIT  3,283,142 62,314
NexPoint Residential Trust, REIT  258,800 11,263
Pebblebrook Hotel Trust, REIT  (3) 2,947,500 39,467
PotlatchDeltic, REIT  1,127,946 49,618
Safehold, REIT  (3) 1,428,450 40,882
Saul Centers, REIT  (2) 1,329,106 54,068
Terreno Realty, REIT  1,945,400 110,635
UMH Properties, REIT  583,300 9,391
712,771
Real Estate Management & Development 2.1%
DigitalBridge Group  (3) 2,276,100 24,900
eXp World Holdings  (3) 609,900 6,758
FirstService  (3) 478,900 58,689
Opendoor Technologies, Class A  (1)(3) 5,931,197 6,880

T. ROWE PRICE Small-Cap Value Fund

Shares $ Value
(Cost and value in $000s)
‡
St. Joe  1,831,168 70,775
Tricon Residential  (3) 5,614,097 43,285
211,287
Total Real Estate 924,058
UTILITIES 5.2%
Electric Utilities 2.5%
IDACORP  1,138,800 122,820
MGE Energy  1,246,537 87,756
PNM Resources  878,875 42,880
253,456
Gas Utilities 1.3%
Chesapeake Utilities  495,947 58,611
ONE Gas  835,458 63,261
RGC Resources  (2) 574,862 12,676
Southwest Gas Holdings  14,001 866
135,414
Independent Power & Renewable Electricity Producers 0.3%
NextEra Energy Partners  (3) 475,126 33,302
33,302
Multi-Utilities 0.4%
NorthWestern  610,284 36,214
36,214
Water Utilities 0.7%
Artesian Resources, Class A  282,384 16,542
California Water Service Group  709,439 43,020
SJW Group  183,120 14,868
74,430
Total Utilities 532,816
Total Miscellaneous Common Stocks  0.4%  (7) 43,148
Total Common Stocks (Cost $7,288,971) 9,645,347
CONVERTIBLE PREFERRED STOCKS 4.1%
CONSUMER DISCRETIONARY 0.5%
Hotels, Restaurants & Leisure 0.3%
Cava Group, Series E, Acquisition Date: 6/23/20 - 3/26/21,
Cost $17,572  (1)(4)(6) 695,708 22,276
Cava Group, Series F, Acquisition Date: 3/26/21, Cost $14,389  (1)
(4)(6) 382,387 12,244

T. ROWE PRICE Small-Cap Value Fund

Shares $ Value
(Cost and value in $000s)
‡
Torchys Holdings, Acquisition Date: 11/13/20, Cost $2,539  (1)(4)
(5)(6) 282,711 1,134
35,654
Internet & Direct Marketing Retail 0.1%
1661, Series F, Acquisition Date: 5/28/21, Cost $12,383  (1)(4)(6) 2,127,647 3,915
Minted, Series E, Acquisition Date: 10/30/18, Cost $5,471  (1)(4)(6) 406,249 5,504
9,419
Leisure Products 0.1%
Rad Power Bikes, Series C, Acquisition Date: 1/22/21,
Cost $5,494  (1)(4)(6) 1,138,910 4,863
Rad Power Bikes, Series D, Acquisition Date: 9/16/21,
Cost $10,332  (1)(4)(6) 1,078,119 4,604
9,467
Total Consumer Discretionary 54,540
CONSUMER STAPLES 0.5%
Food Products 0.5%
Farmers Business Network, Series D, Acquisition Date: 11/3/17,
Cost $15,529  (1)(4)(6) 841,026 42,076
Farmers Business Network, Series E, Acquisition Date: 2/11/19,
Cost $3,362  (1)(4)(6) 144,247 7,217
Farmers Business Network, Series F, Acquisition Date: 7/31/20,
Cost $881  (1)(4)(6) 26,661 1,334
Total Consumer Staples 50,627
FINANCIALS 0.6%
Banks 0.1%
CRB Group, Acquisition Date: 1/28/22, Cost $11,470  (1)(4)(6) 109,095 8,439
8,439
Diversified Financial Services 0.2%
Stash Financial, Series F, Acquisition Date: 4/24/20,
Cost $11,157  (1)(4)(6) 445,224 15,587
Stash Financial, Series G, Acquisition Date: 1/26/21,
Cost $12,559  (1)(4)(6) 335,107 11,732
27,319
Insurance 0.3%
Coalition, Series E, Acquisition Date: 9/7/21, Cost $21,422  (1)(4)
(6) 1,296,510 27,920
27,920
Total Financials 63,678

T. ROWE PRICE Small-Cap Value Fund

Shares $ Value
(Cost and value in $000s)
‡
HEALTH CARE 0.7%
Biotechnology 0.0%
Laronde, Series B, Acquisition Date: 7/28/21, Cost $9,269  (1)(4)(6) 331,043 1,854
1,854
Health Care Providers & Services 0.1%
Honor Technology, Series D, Acquisition Date: 10/16/20,
Cost $8,982  (1)(4)(6) 3,729,550 8,578
Honor Technology, Series E, Acquisition Date: 9/29/21,
Cost $10,347  (1)(4)(6) 3,272,913 7,528
16,106
Life Sciences Tools & Services 0.6%
Cleerly, Series C, Acquisition Date: 7/8/22, Cost $11,917  (1)(4)(6) 1,011,567 11,917
National Resilience, Series B, Acquisition Date: 10/23/20,
Cost $6,453  (1)(4)(6) 472,388 28,688
National Resilience, Series C, Acquisition Date: 6/9/21,
Cost $13,636  (1)(4)(6) 307,043 18,647
59,252
Total Health Care 77,212
INDUSTRIALS & BUSINESS SERVICES 0.9%
Aerospace & Defense 0.3%
ABL Space Systems, Series B, Acquisition Date: 3/24/21,
Cost $14,587  (1)(4)(6) 323,903 13,578
Epirus, Series C-2, Acquisition Date: 1/28/22, Cost $14,645  (1)(4)
(6) 2,622,728 14,645
28,223
Electrical Equipment 0.4%
CELLINK, Series D, Acquisition Date: 1/20/22, Cost $12,776  (1)
(4)(6) 613,518 12,776
Tonian Holdings, Series A, Non-Voting Shares, Acquisition Date:
1/15/21 - 7/20/21, Cost $8,392  (1)(2)(4)(6) 8,531,194 10,237
Tonian Holdings, Series A, Voting Shares, Acquisition Date:
1/15/21 - 1/26/22, Cost $15,325  (1)(2)(4)(6) 15,050,275 18,060
41,073
Professional Services 0.1%
Checkr, Series C, Acquisition Date: 4/10/18, Cost $4,046  (1)(4)(6) 889,080 6,846
6,846
Road & Rail 0.1%
Convoy, Series D, Acquisition Date: 10/30/19, Cost $19,800  (1)(4)
(6) 1,462,353 7,575
7,575
Total Industrials & Business Services 83,717

T. ROWE PRICE Small-Cap Value Fund

Shares $ Value
(Cost and value in $000s)
‡
INFORMATION TECHNOLOGY 0.7%
IT Services 0.1%
Themis Solutions, Series AA, Acquisition Date: 4/14/21,
Cost $684  (1)(4)(6) 30,470 543
Themis Solutions, Series AB, Acquisition Date: 4/14/21,
Cost $68  (1)(4)(6) 3,030 54
Themis Solutions, Series B, Acquisition Date: 4/14/21,
Cost $74  (1)(4)(6) 3,310 59
Themis Solutions, Series E, Acquisition Date: 4/14/21,
Cost $8,658  (1)(4)(6) 385,620 6,872
7,528
Software 0.6%
Gusto, Series B, Acquisition Date: 8/18/20, Cost $1,746  (1)(4)(6) 129,187 2,433
Gusto, Series B-2, Acquisition Date: 8/18/20, Cost $3,259  (1)(4)(6) 241,168 4,541
Gusto, Series C, Acquisition Date: 7/16/18, Cost $5,412  (1)(4)(6) 711,894 13,405
Gusto, Series D, Acquisition Date: 7/16/19, Cost $7,227  (1)(4)(6) 542,859 10,222
Mesosphere, Series D, Acquisition Date: 5/4/18, Cost $13,431  (1)
(4)(6) 1,214,930 753
Nuro, Series C, Acquisition Date: 10/30/20 - 3/2/21,
Cost $11,195  (1)(4)(6) 857,551 11,903
Nuro, Series D, Acquisition Date: 10/29/21, Cost $6,458  (1)(4)(6) 309,802 4,300
SecurityScorecard, Series E, Acquisition Date: 3/5/21,
Cost $9,505  (1)(4)(6) 1,881,753 9,183
Socure, Series A, Acquisition Date: 12/22/21, Cost $2,929  (1)(4)
(6) 182,290 1,364
Socure, Series A-1, Acquisition Date: 12/22/21, Cost $2,404  (1)
(4)(6) 149,613 1,119
Socure, Series B, Acquisition Date: 12/22/21, Cost $43  (1)(4)(6) 2,706 20
Socure, Series E, Acquisition Date: 10/27/21, Cost $5,572  (1)(4)(6) 346,775 2,594
61,837
Total Information Technology 69,365
MATERIALS 0.2%
Chemicals 0.1%
Sila Nano, Series F, Acquisition Date: 1/7/21, Cost $11,381  (1)(4)
(6) 275,749 8,595
8,595
Metals & Mining 0.1%
Kobold Metals, Series B-1, Acquisition Date: 1/10/22,
Cost $14,318  (1)(4)(6) 522,347 14,318
14,318
Total Materials 22,913
Total Convertible Preferred Stocks (Cost $399,099) 422,052

T. ROWE PRICE Small-Cap Value Fund

Shares $ Value
(Cost and value in $000s)
‡
PREFERRED STOCKS 0.0%
ENERGY 0.0%
Energy Equipment & Services 0.0%
Energy Reservoir Holdings, Class A-3, Cost $144  (1)(2)(4)(6) 143,910 144
Energy Reservoir Holdings, Class A-3, Acquisition Date: 5/3/21 -
9/29/21, Cost $1,287  (1)(2)(4)(5)(6) 1,286,870 1,364
Total Energy 1,508
Total Preferred Stocks (Cost $1,431) 1,508
SHORT-TERM INVESTMENTS 2.2%
Money Market Funds 2.2%
T. Rowe Price Government Reserve Fund, 4.30%  (2)(8) 223,332,863 223,333
Total Short-Term Investments (Cost $223,333) 223,333
SECURITIES LENDING COLLATERAL 0.4%
INVESTMENTS IN A POOLED ACCOUNT THROUGH
SECURITIES LENDING PROGRAM WITH STATE STREET BANK
AND TRUST COMPANY 0.4%
Money Market Funds 0.4%
T. Rowe Price Government Reserve Fund, 4.30%  (2)(8) 43,915,985 43,916
Total Investments in a Pooled Account through Securities
Lending Program with State Street Bank and Trust Company 43,916
Total Securities Lending Collateral (Cost $43,916) 43,916
Total Investments in Securities
100.4% of Net Assets
(Cost $7,956,750) $ 10,336,156
‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Affiliated Companies
(3) See Note 3. All or a portion of this security is on loan at December 31, 2022.
(4) See Note 2. Level 3 in fair value hierarchy.
(5) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.

T. ROWE PRICE Small-Cap Value Fund

.
.
.
.
.
.
.
.
.
.
(6) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description.
The fund may have registration rights for certain restricted securities. Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to
$633,941 and represents 6.2% of net assets.
(7) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(8) Seven-day yield
ADR American Depositary Receipts
CAD Canadian Dollar
CVR Contingent Value Rights
EC Escrow CUSIP; represents a beneficial interest in a residual pool of assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.
GBP British Pound
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

T. ROWE PRICE Small-Cap Value Fund

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
Advantage Energy  $ 28,884 $ (20,093) $ —
AgroFresh Solutions  (4,599) 9,878 —
American Public Education  (3,068) (9,719) —
Aris Water Solution, Class A  1,871 508 750
Boston Omaha, Class A  215 (4,256) —
BRP Group, Class A  (2,406) (32,367) —
CIRCOR International  (3,278) (2,613) —
Clearwater Paper  1,574 115 —
Dogwood State Bank, Non-Voting Shares  — 1,424 —
Dogwood State Bank, Voting Shares  — 699 —
Dogwood State Bank, Warrants, 5/6/24  — 142 —
Enerflex  (242) 3,023 370
Energy Reservoir Holdings, Class A-1  — (11,481) —
Energy Reservoir Holdings, Class A-3  — 77 —
Energy Reservoir Holdings, Class A-3  — — —
FS Bancorp  149 (311) 493
HarborOne Bancorp  1,676 (5,031) 1,068
Harmonic  87,489 (77,367) —
Horizon Global  56 (24,749) —
IQHQ, REIT  — 8,044 —
James River Group Holdings  50 (12,790) 417
John Marshall Bancorp  568 8,744 212
Live Oak Bancshares  958 (127,818) 283
LL Flooring Holdings  (112) (26,498) —
Myers Industries  933 4,985 1,280
National Bank Holdings, Class A  959 (4,496) 1,655
Orion Engineered Carbons  (1,556) (365) 256
Ponce Financial Group  ^^ 2 (2,186) —
Preferred Bank  3,334 (1,225) 1,297
Provident Bancorp  65 (13,494) 143
Ranger Energy Services  ^^ (971) 4,063 —
REX American Resources  3,955 (4,282) —
RGC Resources  5 (146) 424
Saga Communications, Class A  1,526 (1,122) 1,588

T. ROWE PRICE Small-Cap Value Fund

AFFILIATED COMPANIES (CONTINUED)
($000s)
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
Saul Centers, REIT  $ 383 $ (15,914) $ 5,165
Southern First Bancshares  247 (5,923) —
Strategic Education  118 17,173 2,150
Strattec Security  67 (5,828) —
Tonian Holdings, Series A, Non-Voting Shares  — 1,966 —
Tonian Holdings, Series A, Voting Shares  — 2,903 —
Triumph Group  218 (44,183) —
Triumph Group, Warrants, 12/19/23  — 1,116 —
U.S. Xpress Enterprises, Class A  (113) (5,353) —
Utah Medical Products  172 23 282
Winmark  17,476 (21,084) 1,090
T. Rowe Price Government Reserve Fund, 4.30% — — 4,198++
Affiliates not held at period end 6,834 (4,823) 194
Totals $ 143,439# $ (420,634) $ 23,315+

T. ROWE PRICE Small-Cap Value Fund

AFFILIATED COMPANIES (CONTINUED)
($000s)
Supplementary Investment Schedule
Affiliate
Value
12/31/21
Purchase
Cost
Sales
Cost
Value
12/31/22
Advantage Energy  $ 75,324 $ — $ 19,485 $ *
AgroFresh Solutions  11,399 — 6,167 15,110
American Public Education  28,992 — 5,924 13,349
Aris Water Solution, Class A  * 15,958 4,737 *
Boston Omaha, Class A  51,581 — 355 46,970
BRP Group, Class A  * 11,554 17,078 *
CIRCOR International  42,771 7,546 8,054 39,650
Clearwater Paper  50,519 1,480 13,314 38,800
Dogwood State Bank, Non-
Voting Shares  3,838 — — *
Dogwood State Bank, Voting
Shares  1,885 — — *
Dogwood State Bank, Warrants,
5/6/24  210 — — *
Enerflex  * 7,293 1,558 *
Energy Reservoir Holdings,
Class A-1  20,875 — — 9,394
Energy Reservoir Holdings,
Class A-3  — 144 — 144
Energy Reservoir Holdings,
Class A-3  1,287 — — 1,364
FS Bancorp  18,954 1,043 550 19,136
HarborOne Bancorp  * — 4,545 *
Harmonic  133,704 2,465 48,718 *
Horizon Global  26,086 — 82 1,255
I3 Verticals, Class A  24,840 — 20,991 —
IQHQ, REIT  * 13,130 17,102 *
James River Group Holdings  * 18,916 559 47,754
John Marshall Bancorp  20,584 735 1,243 28,820
Live Oak Bancshares  192,229 11,102 408 75,105
LL Flooring Holdings  40,251 — 784 12,969
Myers Industries  39,980 11,757 11,062 45,660
National Bank Holdings, Class
A  74,898 11,608 1,893 80,117
Orion Engineered Carbons  * 7,949 20,566 *
PCSB Financial  19,349 — 18,375 —
Ponce Financial Group  ^^ 15,142 3,800 214 *
Preferred Bank  57,766 — 2,702 53,839
Provident Bancorp  * — 174 *

T. ROWE PRICE Small-Cap Value Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES (CONTINUED)
($000s)
Supplementary Investment Schedule
Affiliate
Value
12/31/21
Purchase
Cost
Sales
Cost
Value
12/31/22
Ranger Energy Services  ^^ $ 29,794 $ — $ 4,022 $ 29,835
REX American Resources  33,635 — 18,334 *
RGC Resources  10,156 2,818 152 12,676
Saga Communications, Class A  11,222 — 3,826 *
Saul Centers, REIT  69,918 504 440 54,068
Southern First Bancshares  * 6,083 468 20,845
Strategic Education  * 37,530 641 95,042
Strattec Security  13,203 — 211 7,164
Tonian Holdings, Series A, Non-
Voting Shares  8,531 — 260 10,237
Tonian Holdings, Series A,
Voting Shares  11,925 3,595 363 18,060
Triumph Group  97,338 6,188 919 58,424
Triumph Group, Warrants,
12/19/23  — — — 1,116
U.S. Xpress Enterprises, Class
A  * 2,379 309 3,467
Utah Medical Products  22,862 1,475 110 24,250
Winmark  65,358 — 21,005 *
T. Rowe Price Government
Reserve Fund, 4.30% 269,856   ¤   ¤ 267,249
Total $ 1,131,869^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.
+ Investment income comprised $23,315 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $1,122,726.
^^ Includes previously reported affiliates PDL Community Bancorp; Ranger Energy Services,
Series A acquired through a corporate action.
* On the date indicated, issuer was held but not considered an affiliated company.

T. ROWE PRICE Small-Cap Value Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $7,956,750) $ 10,336,156
Receivable for investment securities sold 64,453
Dividends receivable 11,399
Receivable for shares sold 10,141
Due from affiliates 1,205
Cash 1,070
Other assets 1,255
Total assets 10,425,679
Liabilities
Payable for investment securities purchased 48,024
Obligation to return securities lending collateral 43,916
Payable for shares redeemed 31,008
Investment management fees payable 5,745
Payable to directors 7
Other liabilities 964
Total liabilities 129,664
NET ASSETS $ 10,296,015

T. ROWE PRICE Small-Cap Value Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ 2,434,782
Paid-in capital applicable to 215,014,436 shares of $0.01
par value capital stock outstanding; 1,000,000,000 shares
authorized 7,861,233
NET ASSETS $ 10,296,015
NET ASSET VALUE PER SHARE
Investor Class
($4,564,610,647 / 95,289,240 shares outstanding) $ 47.90
Advisor Class
($77,110,343 / 1,614,642 shares outstanding) $ 47.76
I Class
($2,899,985,817 / 60,670,602 shares outstanding) $ 47.80
Z Class
($2,754,307,791 / 57,439,952 shares outstanding) $ 47.95

T. ROWE PRICE Small-Cap Value Fund
Statement of Operations

($000s)
Year
Ended
12/31/22
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $627) $ 136,521
Securities lending 703
Other 3
Total income 137,227
Expenses
Investment management 74,548
Shareholder servicing
Investor Class $ 7,417
Advisor Class 214
I Class 527 8,158
Rule 12b-1 fees
Advisor Class 221
Prospectus and shareholder reports
Investor Class 456
Advisor Class 7
I Class 138
Z Class 2 603
Custody and accounting 475
Legal and audit 464
Registration 294
Directors 30
Miscellaneous 54
Waived / paid by Price Associates (21,067)
Total expenses 63,780
Net investment income 73,447

T. ROWE PRICE Small-Cap Value Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/22
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities 809,505
Foreign currency transactions (195)
Net realized gain 809,310
Change in net unrealized gain / loss
Securities (3,421,958)
Other assets and liabilities denominated in foreign currencies (8)
Change in net unrealized gain / loss (3,421,966)
Net realized and unrealized gain / loss (2,612,656)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (2,539,209)

T. ROWE PRICE Small-Cap Value Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Increase (Decrease) in Net Assets
Operations
Net investment income $ 73,447 $ 70,103
Net realized gain 809,310 1,215,832
Change in net unrealized gain / loss (3,421,966) 1,645,949
Increase (decrease) in net assets from operations (2,539,209) 2,931,884
Distributions to shareholders
Net earnings
Investor Class (231,723) (506,432)
Advisor Class (3,628) (6,540)
I Class (154,288) (158,807)
Z Class (162,217) (289,390)
Decrease in net assets from distributions (551,856) (961,169)
Capital share transactions
*
(1)
Shares sold
Investor Class 855,839 1,689,334
Advisor Class 15,905 19,239
I Class 1,825,520 833,273
Z Class 177,054 427,542
Distributions reinvested
Investor Class 224,458 484,181
Advisor Class 3,559 6,444
I Class 141,442 148,913
Z Class 162,217 289,390
Shares redeemed
Investor Class (2,719,623) (1,837,633)
Advisor Class (23,284) (34,674)
I Class (768,152) (362,487)
Z Class (768,514) (698,646)
Increase (decrease) in net assets from capital share
transactions (873,579) 964,876

T. ROWE PRICE Small-Cap Value Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Net Assets
Increase (decrease) during period (3,964,644) 2,935,591
Beginning of period 14,260,659 11,325,068
End of period $ 10,296,015 $ 14,260,659
*Share information (000s)
(1)
Shares sold
Investor Class 15,693 27,580
Advisor Class 285 314
I Class 33,178 13,549
Z Class 3,238 7,037
Distributions reinvested
Investor Class 4,501 8,150
Advisor Class 72 109
I Class 2,843 2,509
Z Class 3,251 4,865
Shares redeemed
Investor Class (49,879) (30,121)
Advisor Class (440) (574)
I Class (14,034) (5,923)
Z Class (14,440) (11,256)
Increase (decrease) in shares outstanding (15,732) 16,239
(1)
Includes the exchange of shares from certain classes to the I Class and/or Z Class related to shares held by affiliated products.

T. ROWE PRICE Small-Cap Value Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Small-Cap Value Fund, Inc. (the fund) is registered under the Investment
Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has four classes of shares: the Small-Cap Value Fund (Investor Class), the Small-Cap Value
Fund–Advisor Class (Advisor Class), the Small-Cap Value Fund–I Class (I Class) and
the Small-Cap Value Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts.
Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to
I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The
Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/
or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1
fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

T. ROWE PRICE Small-Cap Value Fund

Investment Transactions, Investment Income, and Distributions Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from
REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against
U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The
Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.
In-Kind Redemptions  In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain
(loss) to paid-in capital. During the year ended December 31, 2022, the fund realized
$71,119,000 of net gain on $136,559,000 of in-kind redemptions.

T. ROWE PRICE Small-Cap Value Fund

Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.
New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;
and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.

T. ROWE PRICE Small-Cap Value Fund

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the Valuation Designee determines that developments between the close of a foreign market and the close of the NYSE

T. ROWE PRICE Small-Cap Value Fund

will affect the value of some or all of the fund’s portfolio securities. Each business day, the Valuation Designee uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices.
The Valuation Designee cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

T. ROWE PRICE Small-Cap Value Fund

Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):
Following is a reconciliation of the fund’s Level 3 holdings for the year ended
December 31, 2022. Gain (loss) reflects both realized and change in unrealized gain/
loss on Level 3 holdings during the period, if any, and is included on the accompanying
Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2022, totaled $(140,016,000) for the year ended December 31, 2022.
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Common Stocks $ 9,317,763 $ 115,220 $ 212,364 $ 9,645,347
Convertible Preferred Stocks — — 422,052 422,052
Preferred Stocks — — 1,508 1,508
Short-Term Investments 223,333 — — 223,333
Securities Lending Collateral 43,916 — — 43,916
Total $ 9,585,012 $ 115,220 $ 635,924 $ 10,336,156
($000s)
Beginning
Balance
12/31/21
Gain (Loss)
During
Period
Total
Purchases Total Sales
Ending
Balance
12/31/22
Investment in Securities
Common Stocks $ 186,369 $ 21,777 $ 23,400 $ (19,182) $ 212,364
Convertible Preferred Stocks 522,958 (162,872) 68,720 (6,754) 422,052
Preferred Stocks 1,287 77 144 — 1,508
Total $ 710,614 $ (141,018) $ 92,264 $ (25,936) $ 635,924

T. ROWE PRICE Small-Cap Value Fund

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s
Level 3 assets, by class of financial instrument. Because the Valuation Designee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.
Investments in
Securities
Value
(000s)
Valuation
Technique(s)+
Significant
Unobservable
Input(s)
Value or
Range of
Input(s)
Weighted
Average of
Input(s)*
Impact to
Valuation
from an
Increase
in Input**
Common
Stock
$212,364 Recent
comparable
transaction
price(s)
—# —# —# —#
Expected
present value
Discount rate
for cost of
equity
11% 11% Decrease
Discount
for lack of
collectability
50% 50% Decrease
Timing of
events
2.08 yrs 2.08 yrs Decrease
Market
comparable
Enterprise
value to sales
multiple
1.3x
– 14.3x
4.4x Increase
Sales growth
rate
0%
– 168%
24% Increase
Enterprise
value to gross
profit multiple
3.8x
– 18.4x
8.0x Increase
Gross profit
growth rate
11%
– 34%
23% Increase
Enterprise
value to
EBITDA
multiple
10.1x
– 26.9x
11.0x Increase
EBITDA
growth rate
23% 23% Increase

T. ROWE PRICE Small-Cap Value Fund

Investments in
Securities
Value
(000s)
Valuation
Technique(s)+
Significant
Unobservable
Input(s)
Value or
Range of
Input(s)
Weighted
Average of
Input(s)*
Impact to
Valuation
from an
Increase
in Input**
Projected
enterprise
value to
EBITDA
multiple
14.0x 14.0x Increase
Price-to-
earnings
multiple
8.4x
– 11.9x
10.3x Increase
Price-to-
earnings
growth rate
0%
– 85%
43% Increase
Discount rate
for cost of
capital
13% 13% Decrease
Discount
for lack of
marketability
10% 10% Decrease
Options Pricing
Model
Private
company
valuation
—# —# —#
Risk-free rate 3% 3% Increase
Volatility 38%
– 41%
39% Increase
Discount
for lack of
marketability
10% 10% Decrease
Convertible
Preferred
Stocks
$422,052 Recent
comparable
transaction
price(s)
—# —# —# —#
Market
Comparable
Enterprise
value to sales
multiple
0.8x
– 14.3x
4.5x Increase
Sales growth
rate
0%
– 168%
34% Increase

T. ROWE PRICE Small-Cap Value Fund

Investments in
Securities
Value
(000s)
Valuation
Technique(s)+
Significant
Unobservable
Input(s)
Value or
Range of
Input(s)
Weighted
Average of
Input(s)*
Impact to
Valuation
from an
Increase
in Input**
Enterprise
value to gross
profit multiple
2.3x
– 18.4x
10.5x Increase
Gross profit
growth rate
21%
– 57%
32% Increase
Enterprise
value to
EBITDA
multiple
8.4x
– 26.9x
20.3x Increase
EBITDA
growth rate
23%
– 312%
138% Increase
Enterprise
value to gross
merchandise
value multiple
0.5x
– 0.6x
0.6x Increase
Gross
merchandise
value growth
rate
30% 30% Increase
Projected
enterprise
value to sales
multiple
0.8x 0.8x Increase
Projected
enterprise
value to
EBITDA
multiple
4.3x 4.3x Increase
Price-to-
earnings
multiple
8.4x
– 11.9x
10.3x Increase
Price-to-
earnings
growth rate
0%
– 85%
43% Increase
Discount rate
for cost of
capital
30% 30% Decrease

T. ROWE PRICE Small-Cap Value Fund

+ Valuation techniques may change in order to reflect the Valuation Designee’s judgment of current market participant assumptions.
* Unobservable inputs were weighted by the relative fair value of the instruments.
** Represents the directional change in the fair value of the Level 3 investment(s) that would have resulted from an increase in the corresponding input at period end. A decrease in the unobservable input would have had the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.
# No quantitative unobservable inputs significant to the valuation technique were created by the
Valuation Designee.
Investments in
Securities
Value
(000s)
Valuation
Technique(s)+
Significant
Unobservable
Input(s)
Value or
Range of
Input(s)
Weighted
Average of
Input(s)*
Impact to
Valuation
from an
Increase
in Input**
Discount
for lack of
marketability
10% 10% Decrease
Estimated
liquidation
value
Discount
for lack of
collectability
100% 100% Decrease
Discounted
cash flow
Long-term
free cash flow
margin
27% 27% Increase
Long-term
free cash flow
growth rate
3% 3% Increase
Discount rate
for cost of
capital
25% 25% Decrease
Preferred
Stocks
$1,508 Recent
comparable
transaction
price(s)
-# -# -# -#
Discount for
uncertainty
5% 5% Decrease

T. ROWE PRICE Small-Cap Value Fund

NOTE 3 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform.
Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2022, the value of loaned securities was
$41,917,000; the value of cash collateral and related investments was $43,916,000.
Other  Purchases and sales of portfolio securities other than short-term securities aggregated $2,390,347,000 and $3,728,835,000, respectively, for the year ended
December 31, 2022.

T. ROWE PRICE Small-Cap Value Fund

NOTE 4 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/
tax differences to reflect tax character but are not adjusted for temporary differences.
The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to redemptions in kind and deemed distributions on shareholder redemptions.
The tax character of distributions paid for the periods presented was as follows:
At December 31, 2022, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
($000s)
December 31,
2022
December 31,
2021
Ordinary income (including short-term capital gains,
if any) $ 87,730 $ 248,264
Long-term capital gain 464,126 712,905
Total distributions $ 551,856 $ 961,169
($000s)
Cost of investments $ 7,979,313
Unrealized appreciation $ 3,351,193
Unrealized depreciation (994,350)
Net unrealized appreciation (depreciation) $ 2,356,843

T. ROWE PRICE Small-Cap Value Fund

At December 31, 2022, the tax-basis components of accumulated net earnings (loss)
were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes;
these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. Other temporary differences relate primarily to deferral of REIT income.
NOTE 5 - FOREIGN  TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.
All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability.
Any deferred tax liability incurred by the fund is included in either Other liabilities or
Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has
entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual
($000s)
Undistributed long-term capital gain $ 73,259
Net unrealized appreciation (depreciation) 2,356,843
Other temporary differences 4,680
Total distributable earnings (loss) $ 2,434,782

T. ROWE PRICE Small-Cap Value Fund

investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260%
for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2022, the effective annual group fee rate was 0.29%.
The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the
I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the
I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
The Z Class is also subject to a contractual expense limitation agreement whereby
Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.
Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price
Associates during the year ended December 31, 2022 as indicated in the table below.
At December 31, 2022, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

T. ROWE PRICE Small-Cap Value Fund

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price
Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended December 31, 2022, expenses incurred pursuant to these service agreements were $102,000 for Price Associates; $2,665,000 for T. Rowe Price Services, Inc.; and
$723,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates
(collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund.
At December 31, 2022, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the
I Class Z Class
Expense limitation/I Class Limit 0.05% 0.00%
Expense limitation date 04/30/24 N/A
(Waived)/repaid during the period ($000s) $— $(21,067)

T. ROWE PRICE Small-Cap Value Fund

independent current market price of the security. During the year ended December 31,
2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades and for the cost of brokerage commissions embedded in the cost of the fund’s foreign currency transactions. These agreements may be rescinded at any time. For the year ended December 31, 2022, these reimbursements amounted to
$1,191,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.
NOTE 7 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE Small-Cap Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of T. Rowe Price Small-Cap Value
Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Small-Cap Value Fund, Inc. (the "Fund") as of
December 31, 2022, the related statement of operations for the year ended December 31,
2022, the statement of changes in net assets for each of the two years in the period ended
December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”).
In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated
therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE Small-Cap Value Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 21, 2023
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE Small-Cap Value Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included:
$19,651,000 from short-term capital gains
$677,961,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%
For taxable non-corporate shareholders, $114,739,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than
20%.
For corporate shareholders, $108,452,000 of the fund's income qualifies for the dividends-received deduction.

T. ROWE PRICE Small-Cap Value Fund

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE Small-Cap Value Fund

LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program
(Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe
Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the
Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk
Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’
compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions.
Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

T. ROWE PRICE Small-Cap Value Fund

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1,
2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category.
It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.
LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

T. ROWE PRICE Small-Cap Value Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in
Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates.
The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland
21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[205]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); President, Radian Guaranty (2008 to
2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021);
Director, Chimera Investment Corporation (2017 to 2021); Director, First
Industrial Realty Trust (2020 to present); Director, Federal Home Loan
Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels
(b)
(1959)
2018
[0]
President, The Johns Hopkins University and Professor, Political Science
Department, The Johns Hopkins University (2009 to present); Director,
Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc.
(2020 to present)
Bruce W. Duncan
(1951)
2013
[205]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020
to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of
the Board (2016 to 2020), and President (2009 to 2016), First Industrial
Realty Trust, owner and operator of industrial properties; Chair of the
Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Member, Investment Company
Institute Board of Governors (2017 to 2019); Member, Independent
Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR
(2018 to present); Director, Boston Properties (2016 to present); Director,
Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2012
[205]
Advisory Board Member, Pipeline Crisis/Winning Strategies, a
collaborative working to improve opportunities for young African
Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE Small-Cap Value Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Paul F. McBride
(1956)
2013
[205]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker
(c)
(1966)
2021
[205]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price
Funds.
(c)
Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[205]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
Robert W. Sharps, CFA,
CPA
(b)
(1971)
2017
[0]
Director and Vice President, T. Rowe Price; Director, Price Investment
Management; Chief Executive Officer and President, T. Rowe Price
Group, Inc.; Vice President, T. Rowe Price Trust Company
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Small-Cap Value Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
2022
[205]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
(a)
All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective February 3, 2022, Mr. Sharps resigned from his role as an interested director of the Price
Funds.
Name (Year of Birth)
Position Held With Small-Cap Value Fund Principal Occupation(s)
Francisco Alonso (1978)
Vice President
Vice President, Price Investment Management,
T. Rowe Price Group, Inc., and T. Rowe Price Trust
Company
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019);
Senior Vice President and Senior Counsel, Pacific
Investment Management Company LLC (to 2017)
Paul Cho (1986)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Christopher T. Fortune (1973)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Small-Cap Value Fund

Name (Year of Birth)
Position Held With Small-Cap Value Fund Principal Occupation(s)
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Rekha Marda (1987)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Joseph R. Mlinac, CFA (1983)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Christian M. O’Neill (1969)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Curt J. Organt, CFA (1968)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
Robert T. Quinn (1972)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Alexander P. Roik, CFA (1991)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Farris G. Shuggi (1984)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
J. David Wagner, CFA (1974)
President
Vice President, Price Investment
Management, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. ROWE PRICE Small-Cap Value Fund

Name (Year of Birth)
Position Held With Small-Cap Value Fund Principal Occupation(s)
Nina Xu  (1987)
Vice President
Vice President, Price Investment Management and
T. Rowe Price Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. Rowe Price Investment Services, Inc. | 100 East Pratt Street | Baltimore, MD 21202-1009
You have many
investment goals.
Explore products and services that can help
you achieve them.
Whether you want to put away more money for retirement, for a child’s education, or for other priorities, we have solutions for you. See how we can help you accomplish the investment goals that are important to you.
RETIREMENT
IRAs: Traditional, Roth,
Rollover/Transfer, or
Brokerage
Small Business Plans
help minimize taxes,
maximize savings
T. Rowe Price
®
ActivePlus Portfolios
1
for online investing
powered by experts
GENERAL INVESTING
Individual or Joint
Tenant
Brokerage
2
offers
access to stocks, ETFs,
bonds, and more
Gifts and transfers to a
child (UGMA/UTMAs)
Trust
Transfer on Death
COLLEGE SAVINGS
T. Rowe Price-managed
529 plans offer tax-
advantaged solutions
for families saving
money for college
tuition and education-
related expenses
Visit troweprice.com/broadrange
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
All mutual funds are subject to market risk, including possible loss of principal. Investing internationally involves special risks including economic and political uncertainty and currency fluctuation.
1
The T. Rowe Price
®
ActivePlus Portfolios is a discretionary investment management program provided by
T. Rowe Price Advisory Services, Inc., a registered investment adviser under the Investment Advisers Act of
1940. Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
T. Rowe Price Advisory Services, Inc., and T. Rowe Price Investment Services, Inc., are affiliated companies.
2
Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
202302-2582846
F46-050 2/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)    Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$41,909	$40,759
Audit-Related Fees	-	-
Tax Fees	-	5,742
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1)  The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2)   No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)    The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,037,000 and $3,732,000, respectively.

(h)    All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)    The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Small-Cap Value Fund, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 21, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 21, 2023